SECOND AMENDMENT TO THE
2020 EQUITY INCENTIVE PLAN OF
DIGITAL TURBINE, INC.

This Second Amendment (this “Second Amendment”) to the 2020 Equity Incentive Plan of Digital Turbine, Inc., as amended to date (the “Plan”), is made by Digital Turbine, Inc., a Delaware corporation (the “Company”), pursuant to the authorization of the Board of Directors of the Company (the “Board”).

WHEREAS, the Board deems it to be in the Company’s best interest to amend the Plan as provided below;

WHEREAS, Section 10.1 of the Plan authorizes the Board to amend the Plan from time to time; and

WHEREAS, the Board has determined that this Second Amendment is not a material amendment to the Plan.

NOW, THEREFORE, pursuant to the authority granted to the Board in Section 10.1 of the Plan, the Plan is hereby amended as follows:

1.Section 9.8 of the Plan is amended by deleting it in its entirety and replaced with the following:
“Section 9.8 [INTENTIONALLY OMITTED]”

2.Except as provided above, the Plan shall remain unchanged and in full force and effect.

IN WITNESS WHEREOF, the Company, by its duly authorized officer has executed this Second Amendment on this 23rd day of May, 2024.

DIGITAL TURBINE, INC.

By:
Name: Barrett Garrison
Title: Chief Financial Officer